Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions
Related Party Transactions

NOTE 10—Related Party Transactions

Patrick E. Malloy, III, Chairman of the Board of Directors of our company is a principal of Malloy Energy Company, LLC ("MEC"). MED owns various small working interests in the Bethany Longstreet and Plumb Bob fields for which we are the operator. In accordance with industry standard joint operating agreements, we bill MEC for its share of capital and operating cost on a monthly basis. As of December 31, 2010 and 2009, the amounts billed and outstanding to MEC for its share of monthly capital and operating costs were $0.5 million and $1.4 million, respectively, and are included in trade and other accounts receivable at each year-end. Such amounts at each year-end were paid by MEC to us in the month after billing and the affiliate is current on payment of its billings.

At the same time we sold a portion of our interests in the Haynesville Shale deep rights at Bethany Longstreet field, MEC consummated a similar transaction for its 30% working interest in the same deep rights with Chesapeake. We and MEC also sold our interest in the St. Gabriel field in August 2008. In December 2010, MEC sold their shallow interest in the Bethany Longstreet field.

We also serve as the operator for a number of other oil and gas wells owned by affiliates of MEC in which we will earn an average working interest of 11% after payout. In accordance with industry standard joint operating agreements, we bill the affiliate for its share of the capital and operating costs of these wells on a monthly basis. As of December 31, 2010 and 2009, the amounts billed and outstanding to the affiliate for its share of monthly capital and operating costs were less than $0.1 million at the end of 2010 and 2009 and are included in trade and other accounts receivable at each year-end. Such amounts at each year-end were paid by the affiliate to us in the month after billing and the affiliate is current on payment of its billings.

On May 25, 2010, we entered into a participation agreement with Turnham Interests, Inc., a private company owned by Robert C. Turnham, Jr. (the "Turnham Participation Agreement") on terms substantially identical to recent transactions, as described below. Mr. Turnham is our President and Chief Operating Officer and is a member of our Board of Directors. Pursuant to the Turnham Participation Agreement, we purchased from Turnham Interests, Inc., at a cash price of $1,250 per net acre, a 95% working interest in approximately 813 net acres in the Eagle Ford Shale oil play in Frio County, Texas. In addition, we agreed to pay for and carry the costs associated with the drilling and completion of an initial well on the acreage, to the extent such costs are attributable to the 5% working interest in such acreage retained by Turnham Interests, Inc. The total cash consideration received by Turnham Interests, Inc. was approximately $1 million. The term of the Turnham Participation Agreement is three years, or for so long as there is commercial production from the acreage.

The terms of the Turnham Participation Agreement are substantially identical to the terms of a previously announced participation agreement entered into between us and an unrelated third party, concerning approximately 6,000 net acres adjacent to the acreage covered by the Turnham Participation Agreement. Turnham Interests, Inc. had owned the leasehold interest subject to the Turnham Participation Agreement since 1999.